Exhibit 10.2
[FORM OF NOTE]
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.
REGEN BIOLOGICS, INC.
8.00% Unsecured Convertible Note

No. S-____
$________	December 4, 2008
     REGEN BIOLOGICS, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to                                          or its registered assigns the principal sum of $                     on July 24, 2009, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of the Closing at the rate of interest (the “Interest Rate”) specified below.
     1. Interest hereon shall accrue at a rate of 8.00% per annum commencing on the date of the Closing and shall be payable, in arrears, on the Maturity Date.
     2. Payments of principal, interest and all other amounts due in respect hereof shall be made in immediately available U.S. Dollars at the address shown in the Register maintained by the Company for such purpose, in the manner provided in the Subscription Agreement.
     3. This Note is one of an issue of 8.00% Unsecured Convertible Notes of the Company issued in an aggregate principal amount of not more than $500,000, pursuant to the Subscription Agreement (as may be amended, amended and restated, restated or otherwise modified from time to time, the “Subscription Agreement”), dated as of December 4, 2008, among the Company and the original signatories thereto. The holder of this Note is entitled to the benefits of the Subscription Agreement. This Note is subject to the terms of the Subscription Agreement, and such terms are incorporated herein by reference. Capitalized terms used herein and not defined herein have the meanings specified in the Subscription Agreement.
     4. This Note shall be convertible into shares of Common Stock of the Company on the terms and conditions set forth in the Subscription Agreement.
     5. This Note shall not confer any preemptive rights to its Holder; provided, however, that this Note shall have no effect on any existing preemptive rights held by its Holder.

     6. The Subscription Agreement contains provisions permitting the Issuer and the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, to execute amendments adding any provisions to or changing in any manner or eliminating any of the provisions of the Subscription Agreement or modifying in any manner the rights of the Holders of the Notes, subject to any exceptions set forth in the Subscription Agreement.
     7. The Notes are issuable in fully registered form, without coupons, at the office or agency of the Issuer, and in the manner and subject to the limitations provided in the Subscription Agreement. Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.
     8. This Note is transferable only as specified in the Subscription Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of this Note or its attorney duly authorized in writing.
     9. THIS NOTE AND THE SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

REGEN BIOLOGICS, INC.
By:
	Name:	Brion D. Umidi
	Title:	Senior Vice President and Chief Financial Officer

CONVERSION NOTICE
TO: REGEN BIOLOGICS, INC.
     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof below designated, into shares of Common Stock in accordance with the terms of the Subscription Agreement referred to in this Note, and directs that the shares of Common Stock, together with any check in payment for cash, if any, payable upon exchange or for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Subscription Agreement. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

Dated:	Note No: S-___

Registered Holder:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

     Fill in the registration of shares of Common Stock, if to be issued, and Notes, if to be delivered, and the person to whom cash and payment for fractional shares is to be made, if to be made, other than to and in the name of the registered holder:
Please print name and address
(Name)
(Street Address)
(City, State and Zip Code)
Principal amount to be converted
(if less than all):
$
Social Security or Other Taxpayer
Identification Number:

NOTICE: The signature on this Conversion Notice must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.